EWT-AMERICAS INC.

CONSULTING AGREEMENT

This Consulting Agreement (this "***Agreement***"), dated as of ____________ __, 2009 (the "***Effective Date***"), is by and between EWT-AMERICAS INC., a Delaware corporation (the "***Company***"), and Frank Pickersgill (the "***Consultant***").

WHEREAS, pursuant to that certain Sublicense Agreement (the "***Sublicense***") by and between the Company and Americas Wind Energy Inc., an Ontario Corporation ("***AWE***"), and Americas Wind Energy Corporation, a Nevada corporation and the parent of AWE ("***Parent***") dated as of January __, 2009 the Company has acquired an exclusive sublicense of that License Agreement by and between AWE and Emergya Wind Technologies B.V. dated April 23, 2004; and

WHEREAS, the Consultant has knowledge of the wind turbine industry in North America and is currently an executive officer of both Parent and AWE; and

WHEREAS, the Company would not have entered into the Sublicense unless the Consultant had agreed to the provisions of this Agreement, including but not limited to the confidentiality and non-competition covenants herein; and

WHEREAS, the Company desires to enter into a relationship with the Consultant pursuant to which the Consultant will provide certain business consulting services to the Company, and the Consultant is willing to provide such services to the Company.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Availability of Services.

1.1 *Services.* During the term of this Agreement, the Consultant shall hold himself available to provide, at the reasonable request of the Company from time to time, business consulting services to the Company. The consulting services will include but not be limited to advising senior management of the Company on business development strategies, and commercialization and application of the Company's technologies. During the term, from time to time (but not more than four (4) times per calendar year) upon reasonable advance notice and at a mutually agreed time and place, the Consultant will make himself available to senior management for such consulting services. Consultant shall render such services conscientiously and shall devote his best efforts and abilities thereto, in such manner, as Company and Consultant shall mutually agree. Consultant shall observe all policies and directives promulgated from time to time by Company's Board of Directors or officers.

1.2 *Consultant's Other Business Activities.* The Company acknowledges that the Consultant's duties to the Company hereunder do not constitute the principal business activity of

the Consultant. Subject to the Consultant's confidentiality, non-disclosure obligations and non-competition obligations set forth in this Agreement, nothing in this Agreement or in the scope of the obligations of the Consultant pursuant hereto shall be deemed or construed to limit or restrict in any way the right of the Consultant to engage in any other business activity or activities.

1.3 *No Conflict.* Consultant represents and warrants that he has the full right and authority to enter into this Agreement and to render the services as required under this Agreement, and that by signing this Agreement he is not breaching any contract or legal obligation he owes to any third party.

2. Compensation and Expense Reimbursement.

2.1 *Cash Consideration.* During the term of this Agreement, Company shall pay to Consultant each month, the sum of Six Thousand Two Hundred Fifty US Dollars ($6,250.00) per month, within thirty (30) days of being invoiced therefor by Consultant. To the extent this Agreement commences or terminates other than at the beginning or end of any calendar month, the cash consideration will be pro-rated accordingly.

2.2 *Reimbursable Expenses.* The Company shall reimburse, subject to approval, the Consultant in accordance with the Company's expense policy for reasonable expenses incurred on the Company business in connection with performance of the services contemplated hereby, as may in each instance be specifically approved in writing in advance by the Company (***"Reimbursable Expenses"***). Company's obligation to reimburse Consultant pursuant to this subparagraph shall be subject to the presentation to Company by Consultant of an itemized account of such expenditures, together with supporting vouchers, in accordance with Company's policies as in effect from time to time.

3. Term and Termination.

3.1 *Term.*

(a) This Agreement shall commence on the Effective Date and, unless terminated for cause as provided in clause 3.1(b) below, shall remain in effect until the earlier of: (i) two (2) years from the Effective Date or (ii) termination of the Sublicense.

(b) This Agreement shall terminate for cause, upon notice from the Company to Consultant in the event of a breach by the Consultant of this Agreement or if there has been or is a material and continuing breach of the Sublicense by AWE or Parent or any other agreement delivered in connection with the Sublicense. Upon termination of this Agreement for cause, Consultant shall only be entitled to the cash compensation earned but not paid under Section 2.1 thru the day of termination (pro-rated should termination occur other than the last day of the month).

4. Confidential Information.

During the course of this Agreement and as part of management of AWE and Parent, the Consultant will be privy to confidential and proprietary information of EWT. The Consultant's use and/or disclosure of all such Confidential Information (as defined below) shall be in accordance with this Section 4.

4.1 *Definition of Confidential Information.* "Confidential Information" shall mean any trade secret of Company or other information relating to the Company, its business or operations (including, but not limited to, any and all pricing, customer, business, financial or technical information, studies, rules, data or analyses, design specifications, and research and development plans), that has been or is disclosed to Consultant (whether disclosed orally, in writing, or in electronic or other form) prior to or during the term of this Agreement. Confidential Information shall not include information that: (i) was generally known to the public as of the Effective Date; (ii) becomes generally known to the public after the Effective Date other than as a result of the act or omission of Consultant or any other person with whom the Consultant is associated; (iii) is required to be disclosed by statute, regulation, court order, subpoena, request for production of documents, administrative order or other process of law; provided, however, that prior to disclosure under (iii) above, the Consultant shall notify the Company of the required disclosure, allow the Company adequate opportunity to seek, at the Company's expense, an appropriate protective order, injunction, or waiver of compliance, and disclose only such information as is necessary to comply with the required disclosure.

4.2 *Ownership of Confidential Information.* The Company shall retain all right, title and interest to the Confidential Information, and disclosure thereof to the Consultant shall not be deemed to grant to the Consultant any license or right to use the Confidential Information except incidentally in connection with providing specifically requested services by the Company to the Company hereunder.

4.3 *Non-Disclosure Obligation.* The Consultant acknowledges the competitive value and confidential nature of the Confidential Information and the damage that could result to the Company if the Confidential Information is disclosed to any third party. The Consultant agrees to keep the Confidential Information confidential, to use the Confidential Information solely for the purpose of providing services to the Company as contemplated by this Agreement, and not to use the Confidential Information for the Consultant's own purposes or in any manner detrimental to the Company.

4.4 *Security Measures.* The Consultant shall protect the Confidential Information with security safeguards at least as great as those to which the Consultant accords to his own confidential business information.

4.5 *Remedy for Breach.* It is understood and agreed that breach of this Section 4 by the Consultant would cause irreparable harm to the Company and that money damages would be an inadequate remedy for any such breach. The Company shall be entitled to injunctive or other equitable relief as a remedy for any such breach or threatened breach. The Consultant agrees to waive any requirement that the Company be required to post a bond or other security for the

granting of any equitable relief. No failure or delay in exercising any right, power or privilege under this Section 4 shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

4.6 *Post-Termination Obligation.* Not later than thirty (30) days after the expiration of this Agreement or upon termination hereof, Consultant shall return to the Company any and all tangible embodiments of Confidential Information in Consultant's care, custody or control.

5. **Covenant Not-to-Compete.**

5.1 The Consultant agrees that, during the period commencing on the Effective Date and expiring on the later to occur of (i) three (3) years following termination of this Agreement or (ii) five (5) years from the date of the Effective Date (the "Restrictive Period"), he will not, without the prior consent of the Company, directly or indirectly, and whether as principal or as agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, firm, corporation or other business organization, carry on, or be engaged, concerned, or take part in, or render services to, or own, share in the earnings of, or invest in the stock, bonds, or other securities of any person, firm, corporation, or other business organization engaged anywhere in the world, in the business of manufacturing and sales of utility scale wind turbines (a "***Similar Business***"); provided, however, that the Consultant may invest in stock, bonds, or other securities of any Similar Business (but without otherwise participating in such Similar Business) if (i) such stock, bonds, or other securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934; and (ii) his investment does not exceed, in the case of any class of the capital stock of any one issuer, 5% of the issued and outstanding shares, or, in the case of other securities, 5% of the aggregate principal amount thereof issued and outstanding.

5.2 As a separate and independent covenant, the Consultant agrees that, during the Restrictive Period, he will not in any way, directly or indirectly (except in the course of his engagement with Company), for the purpose of conducting or engaging in any Similar Business anywhere in the world, call upon, solicit, advise or otherwise do, or attempt to do, business with any clients, customers or accounts of the Company or any of its subsidiaries or affiliates with whom the Consultant had any dealings during the course of his relationship with the Company or any of its subsidiaries or affiliates, or take away or interfere or attempt to interfere with any custom, trade, business or patronage of the Company or any of its subsidiaries or affiliates, or interfere with or attempt to interfere with any officers, employees, representatives or agents of Company or any of its subsidiaries or affiliates, or induce or attempt to induce any of them to leave the employ of the Company or any of its subsidiaries or affiliates or violate the terms of their contracts with it.

5.3 The period of time during which Consultant is prohibited from engaging in certain activities pursuant to the terms of the provisions of this Section 5 shall be extended by the length of time during which Consultant is in breach of any term of such paragraph.

5.4 In the event of a breach or a threatened breach by the Consultant of this Section 5,

the Company shall be entitled to seek an injunction restraining such breach, but nothing herein shall be construed as prohibiting the Company from pursuing any remedy available to the Company for such breach or such threatened breach.

5.5 The Consultant and the Company intend that the covenants of this Section 5 shall be deemed to be a series of separate covenants, one for each county of each and every state, territory or jurisdiction of the United States of America and one for each month of each of the periods specified above. If, in any judicial proceeding, a court shall refuse to enforce any of such separate covenants, then such unenforceable covenants shall be deemed eliminated from the provisions hereof for the purpose of such proceedings to the extent necessary to permit the remaining separate covenants to be enforced in such proceedings. If, in any judicial proceeding, a court shall refuse to enforce any one or more of such separate covenants because the total time thereof is deemed to be excessive or unreasonable, then it is the intent of the Consultant and the Company that such covenants, which would otherwise be unenforceable due to such excessive or unreasonable period of time, be enforced for such lesser period of time as shall be deemed reasonable and not excessive by such court.

5.6 *Work for Hire*. All materials, writings, reports, data or other information or work product developed by Consultant in connection with the services hereunder shall be considered "work for hire" and shall be the exclusive property of the Company.

5.7 *Non-Disparagement*. Consultant agrees not to make negative comments or otherwise disparage the Company or its officers, directors, employees, shareholders or agents, in any manner likely to be harmful to them or their business, business reputation or personal reputation. The foregoing shall not be violated by truthful statements in response to legal process or required governmental testimony or filings.

6. Relationship of the Parties.

The Company and the Consultant agree that the Consultant shall perform services hereunder as an independent contractor and that the Consultant shall retain control over and responsibility for his own operations and personnel, if any. Nothing herein shall create any partnership, agency, employment or similar relationship between the parties. The Consultant will not, by reason of this Agreement, be entitled to participate in workers' compensation, retirement, insurance or any benefit under any Company benefit or other employee plan. The Company will not withhold or pay any income or payroll taxes on behalf of the Consultant. The Consultant shall indemnify and hold the Company harmless from any all liability arising from the Consultant's liability for income taxes or any other assessments and taxes in respect of the compensation of the Consultant pursuant to this Agreement. Neither party, nor their principals or employees, shall have authority to contract in the name of or bind the other, except as expressly agreed to in writing by the parties.

The Consultant shall not hold himself out as a consultant to the Company or refer the relationship with the Company except with the prior written consent of the Company in each instance.

7. Notices.

All notices, requests, and other communications hereunder shall be deemed to be duly given if hand delivered or sent by overnight courier with guaranteed next day delivery, by confirmed facsimile transmission, or by U.S. mail, postage prepaid, return receipt requested, addressed to the other party at the address as set forth below:

(a) To the Company:
EWT-Americas Inc.
c/o 1800 Financial Plaza
Providence, RI 02903
Facsimile: (401) 455-0701
Attention: Frank A. Epps, III, President

with a copy to:

Duffy Sweeney & Scott, Ltd.
1800 Financial Plaza
Providence, RI 02903
Facsimile: (401) 455-0701
Attention: Michael F. Sweeney, Esq.

(b) if to Frank Pickersgill
48 Oxton Avenue
Toronto, M5P 1L9
Facsimile: ______________

with a copy to:

Sutherland Mark Flemming Snyder – Penner Professional Corporation
255 King Street North – Suite 300
Waterloo, Ontario N2J-4V2
Paul Flemming, Solicitor
Facsimile: 519-725-2525

Any notice or other communication hereunder shall be effective upon actual delivery. Either party may change the address or facsimile number to which notices for such party shall be addressed by providing notice of such change to the other party in the manner set forth in this Section 7.

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8. Applicable Law and Forum.

This Agreement shall be governed by the laws of the State of Delaware, without giving effect to its conflicts of law rules. Jurisdiction and venue for any action or proceeding hereunder shall lie in the state and federal courts located in Delaware. The parties expressly agree that all claims in respect of any such action or proceeding may be heard and determined in any such court and Consultant waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.

9. Severability.

Except as otherwise provided in Section 5 of this Agreement, if one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

10. Waiver and Remedies.

No waiver of any term or condition of this Agreement shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement, by law or otherwise afforded, will be cumulative and not alternative.

11. No Third Party Beneficiary.

The terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective permitted successors or assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity.

12. Survival.

The provisions of Sections 4 (Confidential Information), 5 (Covenant Not-to- Compete), 6 (Relationship of the Parties), and 8 through 14 hereof shall survive expiration or termination of this Agreement.

13. Assignment.

Consultant acknowledges that the services to be rendered are unique and may not be assigned by Consultant, whether voluntarily or by operation of law, except upon his death to his heirs and executors or personal representatives of his estate in connection with any cash consideration earned but not paid under Section 2.1 (pro-rated for the month in which death occurred). This Agreement will inure to the benefit of and be binding upon the parties and their permitted assigns and successors.

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14. Entire Agreement and Amendments.

This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement shall terminate and supersede any prior written or oral agreements or understandings between the parties regarding the subject matter hereof. Any amendments or modifications to this Agreement must be in writing and executed by the party against whom enforcement is sought.

15. Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

{Signatures follow on the next page.}

IN WITNESS WHEREOF, each of the parties has duly executed this Agreement as of the date above written.

COMPANY:

EWT-AMERICAS INC.

By: ______________________________

Print Name: ____________________

Print Title: ____________________

CONSULTANT:

FRANK PICKERSGILL

____

Print Name: FRANK PICKERSGILL

Social Security Number: 405-431-610

EWT-AMERICAS INC.

CONSULTING AGREEMENT

This Consulting Agreement (this "***Agreement***"), dated as of ___________ __, 2009 (the "***Effective Date***"), is by and between EWT-AMERICAS INC., a Delaware corporation (the "***Company***"), and Frank Pickersgill (the "***Consultant***").

WHEREAS, pursuant to that certain Sublicense Agreement (the "***Sublicense***") by and between the Company and Americas Wind Energy Inc., an Ontario Corporation ("***AWE***"), and Americas Wind Energy Corporation, a Nevada corporation and the parent of AWE ("***Parent***") dated as of January __, 2009 the Company has acquired an exclusive sublicense of that License Agreement by and between AWE and Emergya Wind Technologies B.V. dated April 23, 2004; and

WHEREAS, the Consultant has knowledge of the wind turbine industry in North America and is currently an executive officer of both Parent and AWE; and

WHEREAS, the Company would not have entered into the Sublicense unless the Consultant had agreed to the provisions of this Agreement, including but not limited to the confidentiality and non-competition covenants herein; and

WHEREAS, the Company desires to enter into a relationship with the Consultant pursuant to which the Consultant will provide certain business consulting services to the Company, and the Consultant is willing to provide such services to the Company.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Availability of Services.

1.1 *Services.* During the term of this Agreement, the Consultant shall hold himself available to provide, at the reasonable request of the Company from time to time, business consulting services to the Company. The consulting services will include but not be limited to advising senior management of the Company on business development strategies, and commercialization and application of the Company's technologies. During the term, from time to time (but not more than four (4) times per calendar year) upon reasonable advance notice and at a mutually agreed time and place, the Consultant will make himself available to senior management for such consulting services. Consultant shall render such services conscientiously and shall devote his best efforts and abilities thereto, in such manner, as Company and Consultant shall mutually agree. Consultant shall observe all policies and directives promulgated from time to time by Company's Board of Directors or officers.

1.2 *Consultant's Other Business Activities.* The Company acknowledges that the Consultant's duties to the Company hereunder do not constitute the principal business activity of

the Consultant. Subject to the Consultant's confidentiality, non-disclosure obligations and non-competition obligations set forth in this Agreement, nothing in this Agreement or in the scope of the obligations of the Consultant pursuant hereto shall be deemed or construed to limit or restrict in any way the right of the Consultant to engage in any other business activity or activities.

1.3 *No Conflict.* Consultant represents and warrants that he has the full right and authority to enter into this Agreement and to render the services as required under this Agreement, and that by signing this Agreement he is not breaching any contract or legal obligation he owes to any third party.

2. Compensation and Expense Reimbursement.

2.1 *Cash Consideration.* During the term of this Agreement, Company shall pay to Consultant each month, the sum of Six Thousand Two Hundred Fifty US Dollars ($6,250.00) per month, within thirty (30) days of being invoiced therefor by Consultant. To the extent this Agreement commences or terminates other than at the beginning or end of any calendar month, the cash consideration will be pro-rated accordingly.

2.2 *Reimbursable Expenses.* The Company shall reimburse, subject to approval, the Consultant in accordance with the Company's expense policy for reasonable expenses incurred on the Company business in connection with performance of the services contemplated hereby, as may in each instance be specifically approved in writing in advance by the Company ("***Reimbursable Expenses***"). Company's obligation to reimburse Consultant pursuant to this subparagraph shall be subject to the presentation to Company by Consultant of an itemized account of such expenditures, together with supporting vouchers, in accordance with Company's policies as in effect from time to time.

3. Term and Termination.

3.1 *Term.*

(a) This Agreement shall commence on the Effective Date and, unless terminated for cause as provided in clause 3.1(b) below, shall remain in effect until the earlier of: (i) two (2) years from the Effective Date or (ii) termination of the Sublicense.

(b) This Agreement shall terminate for cause, upon notice from the Company to Consultant in the event of a breach by the Consultant of this Agreement or if there has been or is a material and continuing breach of the Sublicense by AWE or Parent or any other agreement delivered in connection with the Sublicense. Upon termination of this Agreement for cause, Consultant shall only be entitled to the cash compensation earned but not paid under Section 2.1 thru the day of termination (pro-rated should termination occur other than the last day of the month).

4. Confidential Information.

During the course of this Agreement and as part of management of AWE and Parent, the Consultant will be privy to confidential and proprietary information of EWT. The Consultant's use and/or disclosure of all such Confidential Information (as defined below) shall be in accordance with this Section 4.

4.1 *Definition of Confidential Information.* "Confidential Information" shall mean any trade secret of Company or other information relating to the Company, its business or operations (including, but not limited to, any and all pricing, customer, business, financial or technical information, studies, rules, data or analyses, design specifications, and research and development plans), that has been or is disclosed to Consultant (whether disclosed orally, in writing, or in electronic or other form) prior to or during the term of this Agreement. Confidential Information shall not include information that: (i) was generally known to the public as of the Effective Date; (ii) becomes generally known to the public after the Effective Date other than as a result of the act or omission of Consultant or any other person with whom the Consultant is associated; (iii) is required to be disclosed by statute, regulation, court order, subpoena, request for production of documents, administrative order or other process of law; provided, however, that prior to disclosure under (iii) above, the Consultant shall notify the Company of the required disclosure, allow the Company adequate opportunity to seek, at the Company's expense, an appropriate protective order, injunction, or waiver of compliance, and disclose only such information as is necessary to comply with the required disclosure.

4.2 *Ownership of Confidential Information.* The Company shall retain all right, title and interest to the Confidential Information, and disclosure thereof to the Consultant shall not be deemed to grant to the Consultant any license or right to use the Confidential Information except incidentally in connection with providing specifically requested services by the Company to the Company hereunder.

4.3 *Non-Disclosure Obligation.* The Consultant acknowledges the competitive value and confidential nature of the Confidential Information and the damage that could result to the Company if the Confidential Information is disclosed to any third party. The Consultant agrees to keep the Confidential Information confidential, to use the Confidential Information solely for the purpose of providing services to the Company as contemplated by this Agreement, and not to use the Confidential Information for the Consultant's own purposes or in any manner detrimental to the Company.

4.4 *Security Measures.* The Consultant shall protect the Confidential Information with security safeguards at least as great as those to which the Consultant accords to his own confidential business information.

4.5 *Remedy for Breach.* It is understood and agreed that breach of this Section 4 by the Consultant would cause irreparable harm to the Company and that money damages would be an inadequate remedy for any such breach. The Company shall be entitled to injunctive or other equitable relief as a remedy for any such breach or threatened breach. The Consultant agrees to waive any requirement that the Company be required to post a bond or other security for the

granting of any equitable relief. No failure or delay in exercising any right, power or privilege under this Section 4 shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

4.6 *Post-Termination Obligation.* Not later than thirty (30) days after the expiration of this Agreement or upon termination hereof, Consultant shall return to the Company any and all tangible embodiments of Confidential Information in Consultant's care, custody or control.

5. **Covenant Not-to-Compete**.

5.1 The Consultant agrees that, during the period commencing on the Effective Date and expiring on the later to occur of (i) three (3) years following termination of this Agreement or (ii) five (5) years from the date of the Effective Date (the "Restrictive Period"), he will not, without the prior consent of the Company, directly or indirectly, and whether as principal or as agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, firm, corporation or other business organization, carry on, or be engaged, concerned, or take part in, or render services to, or own, share in the earnings of, or invest in the stock, bonds, or other securities of any person, firm, corporation, or other business organization engaged anywhere in the world, in the business of manufacturing and sales of utility scale wind turbines (a "***Similar Business***"); provided, however, that the Consultant may invest in stock, bonds, or other securities of any Similar Business (but without otherwise participating in such Similar Business) if (i) such stock, bonds, or other securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934; and (ii) his investment does not exceed, in the case of any class of the capital stock of any one issuer, 5% of the issued and outstanding shares, or, in the case of other securities, 5% of the aggregate principal amount thereof issued and outstanding.

5.2 As a separate and independent covenant, the Consultant agrees that, during the Restrictive Period, he will not in any way, directly or indirectly (except in the course of his engagement with Company), for the purpose of conducting or engaging in any Similar Business anywhere in the world, call upon, solicit, advise or otherwise do, or attempt to do, business with any clients, customers or accounts of the Company or any of its subsidiaries or affiliates with whom the Consultant had any dealings during the course of his relationship with the Company or any of its subsidiaries or affiliates, or take away or interfere or attempt to interfere with any custom, trade, business or patronage of the Company or any of its subsidiaries or affiliates, or interfere with or attempt to interfere with any officers, employees, representatives or agents of Company or any of its subsidiaries or affiliates, or induce or attempt to induce any of them to leave the employ of the Company or any of its subsidiaries or affiliates or violate the terms of their contracts with it.

5.3 The period of time during which Consultant is prohibited from engaging in certain activities pursuant to the terms of the provisions of this Section 5 shall be extended by the length of time during which Consultant is in breach of any term of such paragraph.

5.4 In the event of a breach or a threatened breach by the Consultant of this Section 5,

the Company shall be entitled to seek an injunction restraining such breach, but nothing herein shall be construed as prohibiting the Company from pursuing any remedy available to the Company for such breach or such threatened breach.

5.5 The Consultant and the Company intend that the covenants of this Section 5 shall be deemed to be a series of separate covenants, one for each county of each and every state, territory or jurisdiction of the United States of America and one for each month of each of the periods specified above. If, in any judicial proceeding, a court shall refuse to enforce any of such separate covenants, then such unenforceable covenants shall be deemed eliminated from the provisions hereof for the purpose of such proceedings to the extent necessary to permit the remaining separate covenants to be enforced in such proceedings. If, in any judicial proceeding, a court shall refuse to enforce any one or more of such separate covenants because the total time thereof is deemed to be excessive or unreasonable, then it is the intent of the Consultant and the Company that such covenants, which would otherwise be unenforceable due to such excessive or unreasonable period of time, be enforced for such lesser period of time as shall be deemed reasonable and not excessive by such court.

5.6 *Work for Hire*. All materials, writings, reports, data or other information or work product developed by Consultant in connection with the services hereunder shall be considered "work for hire" and shall be the exclusive property of the Company.

5.7 *Non-Disparagement.* Consultant agrees not to make negative comments or otherwise disparage the Company or its officers, directors, employees, shareholders or agents, in any manner likely to be harmful to them or their business, business reputation or personal reputation. The foregoing shall not be violated by truthful statements in response to legal process or required governmental testimony or filings.

6. Relationship of the Parties.

The Company and the Consultant agree that the Consultant shall perform services hereunder as an independent contractor and that the Consultant shall retain control over and responsibility for his own operations and personnel, if any. Nothing herein shall create any partnership, agency, employment or similar relationship between the parties. The Consultant will not, by reason of this Agreement, be entitled to participate in workers' compensation, retirement, insurance or any benefit under any Company benefit or other employee plan. The Company will not withhold or pay any income or payroll taxes on behalf of the Consultant. The Consultant shall indemnify and hold the Company harmless from any all liability arising from the Consultant's liability for income taxes or any other assessments and taxes in respect of the compensation of the Consultant pursuant to this Agreement. Neither party, nor their principals or employees, shall have authority to contract in the name of or bind the other, except as expressly agreed to in writing by the parties.

The Consultant shall not hold himself out as a consultant to the Company or refer the relationship with the Company except with the prior written consent of the Company in each instance.

7. Notices.

All notices, requests, and other communications hereunder shall be deemed to be duly given if hand delivered or sent by overnight courier with guaranteed next day delivery, by confirmed facsimile transmission, or by U.S. mail, postage prepaid, return receipt requested, addressed to the other party at the address as set forth below:

(a) To the Company:
EWT-Americas Inc.
c/o 1800 Financial Plaza
Providence, RI 02903
Facsimile: (401) 455-0701
Attention: Frank A. Epps, III, President

with a copy to:

Duffy Sweeney & Scott, Ltd.
1800 Financial Plaza
Providence, RI 02903
Facsimile: (401) 455-0701
Attention: Michael F. Sweeney, Esq.

(b) if to Frank Pickersgill:

48 Oxton Avenue
Toronto, M5P 1L9
Facsimile: _______________

with a copy to:

Sutherland Mark Flemming Snyder – Penner Professional Corporation
255 King Street North – Suite 300
Waterloo, Ontario N2J-4V2
Paul Flemming, Solicitor
Facsimile: 519-725-2525

Any notice or other communication hereunder shall be effective upon actual delivery. Either party may change the address or facsimile number to which notices for such party shall be addressed by providing notice of such change to the other party in the manner set forth in this Section 7.

8. Applicable Law and Forum.

This Agreement shall be governed by the laws of the State of Delaware, without giving effect to its conflicts of law rules. Jurisdiction and venue for any action or proceeding hereunder shall lie in the state and federal courts located in Delaware. The parties expressly agree that all claims in respect of any such action or proceeding may be heard and determined in any such court and Consultant waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.

9. Severability.

Except as otherwise provided in Section 5 of this Agreement, if one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

10. Waiver and Remedies.

No waiver of any term or condition of this Agreement shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement, by law or otherwise afforded, will be cumulative and not alternative.

11. No Third Party Beneficiary.

The terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective permitted successors or assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity.

12. Survival.

The provisions of Sections 4 (Confidential Information), 5 (Covenant Not-to- Compete), 6 (Relationship of the Parties), and 8 through 14 hereof shall survive expiration or termination of this Agreement.

13. Assignment.

Consultant acknowledges that the services to be rendered are unique and may not be assigned by Consultant, whether voluntarily or by operation of law, except upon his death to his heirs and executors or personal representatives of his estate in connection with any cash consideration earned but not paid under Section 2.1 (pro-rated for the month in which death occurred). This Agreement will inure to the benefit of and be binding upon the parties and their permitted assigns and successors.

14. Entire Agreement and Amendments.

This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement shall terminate and supersede any prior written or oral agreements or understandings between the parties regarding the subject matter hereof. Any amendments or modifications to this Agreement must be in writing and executed by the party against whom enforcement is sought.

15. Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

{Signatures follow on the next page.}

IN WITNESS WHEREOF, each of the parties has duly executed this Agreement as of the date above written.

COMPANY:

EWT-AMERICAS INC.

By: [signature]
Print Name: FRANK A. EPPS
Print Title: President

CONSULTANT:

____
Print Name: ______________________________

Social Security Number: ______________